SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is July 29, 2019.

MFS® U.S. Government Money Market Fund

Effective immediately, the last sentence in the first paragraph in the section entitled "How to Redeem Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
However, if you have changed your address of record within 30 days of your redemption order, a Medallion signature guarantee will generally be required. A Medallion signature guarantee will also generally be required if you want to send your redemption proceeds to a pre-designated bank account that was added or changed on your account within 30 days of your redemption order.

Effective immediately, the sub-section entitled "Signature Guarantee/Additional Documentation" under the sub-heading entitled "How to Redeem Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Signature Guarantee/Additional Documentation.  If a Medallion signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association that participates in a Medallion program recognized by the Securities Transfer Association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, change and make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

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